                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported)     June 28, 2002
                                                --------------------------



                         Retractable Technologies, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



    Texas                        000-30885                      75-2599762
--------------------------------------------------------------------------------
(State or Other                 (Commission                   (IRS Employer
Jurisdiction of                 File Number)                Identification No.)
Incorporation)


511 Lobo Lane, Little Elm, Texas                               75068-0009
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code   (972) 294-1010
                                                  ------------------------


                                      None
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.        OTHER EVENTS

         On June 28, 2002, the Registrant issued a press release, a copy of which is attached to this Form 8-K as exhibit 99.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

c.             Exhibits

99.            Press Release of Retractable Technologies, Inc. issued
               June 28, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:    July 1, 2002                       RETRACTABLE TECHNOLOGIES, INC.
                                            (Registrant)

                                            BY: /s/ THOMAS J. SHAW
                                                --------------------------------
                                                THOMAS J. SHAW
                                                CHAIRMAN, PRESIDENT, AND
                                                CHIEF EXECUTIVE OFFICER

                                INDEX TO EXHIBITS

EXHIBIT NO.     DESCRIPTION
-----------     -----------

99              Press Release of Retractable Technologies, Inc. issued June 28,
                2002